UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2020, Avid Technology, Inc. (the “Company”), its subsidiary, Avid Technology Worldwide, Inc. (“Avid Worldwide”), Cerberus Business Finance, LLC, as collateral and administrative agent, and the lenders party thereto entered into a seventh amendment (the “Seventh Amendment”) to their existing agreement, dated February 26, 2016, as amended (the “Financing Agreement”), between the Company, Avid Worldwide, Cerberus Business Finance, LLC, as collateral and administrative agent, and the lenders party thereto.

The Seventh Amendment modifies the covenant requiring the Company to maintain a Leverage Ratio (defined in the Financing Agreement to mean the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA) such that following the effective date of the Seventh Amendment, the Company is required to maintain a Leverage Ratio of no greater than 6.00:1.00 for each of the quarters ending June 30, 2020 and September 30, 2020, 5.75:1.00 for each of the quarters ending December 31, 2020 and March 31, 2021, 5.25:1.00 for the quarter ending June 30, 2021, 5.00:1.00 for the quarter ending September 30, 2021, 4.50:1.00 for the quarter ending December 31, 2021, 4.30:1.00 for the quarter ending March 31, 2022, 4.00:1.00 for each of the quarters ending June 30, 2022 and September 30, 2022, and 3.75:1.00 for each of the quarters ending December 31, 2022 and March 31, 2023. In addition, the Seventh Amendment removes the requirement for the Company to maintain a lower Leverage Ratio if the Company had less than $60 million in unrestricted cash and available borrowing capacity under the revolving credit facility.
The Seventh Amendment also resets the prepayment premium to 1.5% of the principal amount of the loans prepaid through the end of 2020, 0.5% of the principal amount of the loans prepaid through the end of 2021, and 0.0% thereafter.

Additionally, under the terms of the Seventh Amendment, interest accrues on outstanding borrowings at a rate of either the LIBOR Rate (as defined in the Financing Agreement) plus 6.75% or a Reference Rate (as defined in the Financing Agreement) plus 5.75%, at the option of the Company. Prior to the effective date of the Seventh Amendment, the applicable margin with respect to the LIBOR Rate was 6.25% and the applicable margin with respect to the Reference Rate was 5.25%.

The foregoing description is qualified in its entirety by reference to the Seventh Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
10.1	Amendment No. 7 to Financing Agreement, dated February 26, 2016, among Avid Technology, Inc. and the Lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 19, 2020	By: /s/ Kenneth Gayron r Name: Kenneth Gayron Title: Executive Vice President and CFO